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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


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                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 OCTOBER 3, 1996
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                                CARNEGIE BANCORP
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             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-2456                 22-3257100
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


        619 ALEXANDER ROAD, PRINCETON, NEW JERSEY             08540
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        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (609) 520-0601
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ITEM 5. OTHER EVENTS.

     On Thursday, October 3, 1996, the Registrant issued a press release announcing that the Registrant and Regent Bancshares Corp. ("Regent") had entered into an agreement amending the original Agreement and Plan of Merger entered into between the Registrant and Regent on August 30, 1995.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CARNEGIE BANCORP
                                                (Registrant)


                                                 By: /s/ RICHARD ROSA
                                                     ---------------------------
                                                         Richard Rosa,
                                                         Chief Financial Officer

Dated:  October 3, 1996


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

                                                                     Sequential
Exhibit No.                   Description                           Page Number
----------                    -----------                           -----------
   99             Press Release dated October 3, 1996                    5
                  announcing that the Registrant and
                  Regent had entered into an agreement
                  amending the original Agreement and
                  Plan of Merger entered into between
                  the Registrant and Regent on
                  August 30, 1995.


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